EXHIBIT 23(b)




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 1995 included in Colgate-Palmolive Company's Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.


                                         /s/ Arthur Andersen LLP
                                         -----------------------
                                             Arthur Andersen LLP


New York, New York
June 20, 1995